James E. Braun EVP & CFO MRC Global Inc. // Barclays Select Series 2012 Industrial Distribution Forum December 6, 2012 Exhibit 99.1 *********** *********** *********** ***********

December 6, 2012

Forward Looking Statements and GAAP Disclaimer
This presentation contains forward-looking statements, including, for example, statements about the Company’s business strategy, its industry, its future profitability, growth in the Company’s various markets, the strength of future activity levels, and the Company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions. These forward-looking statements are not guarantees of future performance. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the
Company’s registration statement on Form S-1 effective April 11, 2012, related to our common stock, and our Quarterly Statement on
Form 10-Q for the quarter ended September 30, 2012, both of which are available on the SEC’s website at
www.sec.gov.
Undue reliance should not be placed on the Company’s forward-looking statements. Although forward-looking statements reflect the
Company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. The
Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.
Statement Regarding use of Non-GAAP Measures:
The Non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, Adjusted
EBITDA Margin, Adjusted Gross Profit, Return on Net Assets (RONA) and variations thereof) are not measures of financial performance calculated in accordance with GAAP and should not be considered as alternatives to net income (loss) or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP, or as alternative measures of liquidity. Management believes that certain non-GAAP financial measures provide a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide financial statement users meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. The adjustments and Adjusted EBITDA are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company.

December 6, 2012

By the Numbers Industry Sectors Product Categories Business Model
*
9/30/12
LTM Sales
$5.6 B Upstream Line Pipe / OCTG
Locations 410
Countries 44+ Midstream Valves
Customers 12,000+
Suppliers 12,000+
Downstream/
Industrial
Fittings / Flanges
SKU’s 150,000+
Employees 4,500+
MRC is the largest global distributor of pipe, valves and fittings (PVF) to the energy industry.
MRC is the largest global distributor of pipe, valves and fittings (PVF) to the energy industry.
Company Snapshot
Note: Charts based on 9/30/2012 LTM revenue

December 6, 2012 4 MRC’s 91 Year History // The Road to the Fortune 500

December 6, 2012 5 By Geography Note: Business mix based on YTD 09/30/2012 By Product Line MRC is diversified by geography, industry sector, and product line. By Industry Sector MRC Diversification

December 6, 2012

• Access to over 12,000+
customers
• Manufacturing and scale
efficiencies
• Leverage MRC’s technical
sales force
• Access to over 12,000+ suppliers
worldwide
• Efficiencies and inventory
management
• Access to a broad product offering
($1B+ inventory)
• Access to global sourcing from 35
countries
MRC plays a critical role in the complex, technical, global energy supply chain.
Business Model
• Trusted long-term partnerships
• Financial stability
• MRC Approved Supplier List /
Quality Program
Supplier Benefits
Mutual Benefits
Customer Benefits

December 6, 2012

Horn River
Montney
Duvernay
Bakken
Niobrara
Monterey
Mississippian
Lime
Granite Washington
Woodford
Fayetteville
Barnett Haynesville Permian
Basin
Eagle Ford
Utica
Marcellus
• 175+ Branches
• 140+ Pipe Yards
• 8 Regional Distribution Centers
• 12 Valve Automation Centers
North America Core Business Model
Well positioned to capitalize on shale, heavy oil and oil sands activity.
North America E&P spending to grow 6% in 2012*.
*  Barclays Equity Research
North American Infrastructure

December 6, 2012

International E&P spending forecast to grow 12% in 2012*.
• 50+ Branches
• 10 Pipe Yards
• 5 Regional Distribution Centers: UK, France,
New Zealand, Singapore and Australia
• 12 Valve Automation Centers
International Growth Model
*  Barclays Equity Research
Expanding International Presence

December 6, 2012

Strong Growth in Global E&P Spending
Positive E&P Capital Spending trends through 2015
• E&P spending to exceed
$600 billion
• 26% of E&P spend is in
North America
• 47% of E&P spend is with
core MRC customers
Of the E&P spend outside of North America,
$123 billion is attributable to MRC’s core customer base.
2012 Statistics
Source: Barclays 2012 E&P Spending Outlook Mid Year Update.

December 6, 2012

Robust North America pipeline infrastructure spending
forecast for 2013
Low natural gas and NGL prices are not dampening pipeline infrastructure spending in the North American market.
NA Pipeline Infrastructure Spending Forecast
Drivers:
• 30% increase in oil production
(2010-2016)
• 55% increase in NGL production
by 2017
• Coal to gas power generation
switching
• LNG terminal development
• Aging US infrastructure and
legislated replacement program
Source: Stifel Nicolaus Diversified industrial Infrastructure Report August 28, 2012

December 6, 2012

Chemical industry capital spending expected to grow 107%
year over year
Chemical Industry Capital Spending
• Planned unit additions in East/Gulf Coast =
$14 billion
• Companies include Bayer, Shell,
ExxonMobil, Sasol, Chevron Phillips, Dow,
Occidental
• 20 – 21 billion lbs/yr of new capacity
• $3 billion in retrofits / debottlenecking
adding another 2 – 3 billion lbs/yr capacity
Source: Industrial Information Resources, Inc. North American Industrial Outlook, September 2012
Major driver - The race to cheap
Ethane:
Source: Industrial Information Resources, Inc. North American Industrial Outlook, September 2012

December 6, 2012

Positive downstream project and maintenance trend going
into 2013
Value for scheduled Project Starts Value for scheduled Maintenance & Turn Arounds
MRC uniquely positioned to capitalize on downstream increase in spend on maintenance and projects.
Source:  Industrial Information Resources.
Source:  Industrial Information Resources.

December 6, 2012

Multi-Year Strategy to Shift Away from OCTG Towards
Higher Margin, More MRO Focused, Less Volatile Products
Key Components to Strategy
Remain committed to one-stop PVF focused customers
Focus on energy infrastructure E&P spend
Increase earnings stability
Improve overall margins
Reduce volatility and exposure to North America rig count
Shift to Higher Margin Products
Short term loss of revenue offset by long term benefits of earnings stability
Historic Margins
OCTG 6-10%
All Other 18-22%

December 6, 2012

1
Reflects reported revenues for the year of acquisition
2
Estimate based on supply agreement with SandRidge Energy
3
Subject to closing; Asset purchase agreement signed Nov 2012
(US$ in millions)
Track Record of Successful M&A
MRC has completed and successfully acquired over $1 billion of revenues since mid 2008.

December 6, 2012

• PVF purchasing
handled locally
• Facility-by-facility
basis
• Separate contracts
by product class:
• Pipe
• Valves
• Fittings
• Flanges
• Supplies
• Contracts cover PVF
• Customers align with
suppliers with size/scale
• Global upstream /
midstream /
downstream PVF
contracts
Today
10 – 15 Years Ago Next 1 to 5 Years
Consolidating energy industry benefits global players.
Changing PVF Energy Distribution Landscape
Decentralized
Procurement
Centralized
Procurement
Global
Procurement
• Purchasing more
consolidated
• Contracts by end
segment:
• Upstream
• Midstream
• Downstream

December 6, 2012 16 MRC & Shell // Global Valve Contract for MRO & Projects Industry’s first global valve and combined North American PFF contract. Shell has one of the top 5 global CAPEX budgets

December 6, 2012

Financial Highlights
Strong end market demand drives continued revenue growth.
• Continued stable MRO spending broadly, coupled with accelerating midstream MRO expenditures
• Shale activity unprecedented
• Robust new infrastructure spending across the upstream, midstream and downstream sectors
Strong momentum in margin improvement
• Continued inventory rebalancing away from OCTG towards more MRO focused products aimed at driving higher profitability and earnings stability
• Largely variable cost structure can lead to highly stable margins
• Recent gross margin and SG&A cost initiatives beginning to be realized
Significant cash flow and deleveraging
• Industry leading Adjusted EBITDA margins and improving Adjusted EBITDA RONA metrics
• Very low capex requirements can lead to strong free cash flow conversion
• Low cost debt structure for next several years
Industry leading financial performance within industrial distribution sector

December 6, 2012

Strong Growth and Margin Drive Attractive Returns
Sales Adjusted Gross Profit and % Margin
Source:  Company management; Company Filings
Note:  YTD as of September 30, 2012.
1
Adjusted EBITDA RONA calculation = Adjusted EBITDA / (EOY Inventory + EOY LIFO reserve + EOY Receivables + EOY PP&E – Payables).
Adjusted EBITDA and % Margin Adjusted EBITDA RONA
1
Strong growth and continued improving profitability
(US$ in millions)

December 6, 2012

Significant Cash Flow for Deleveraging and Growth Investments
Capital Structure
(US$ in millions)
Strong cash flows allow for continued deleveraging
Net Leverage
6.4 x
5.8 x
4.1 x
2.7 x
2009 2010 2011 LTM 9/30
7.8%
1
Completion of anticipated debt refinancing will increase leverage to 2.9x.
As of September 30, 2012
($ in millions)
Current Pro Forma
Cash and Cash Equivalents $ 36.8 $ 36.8
Total Debt (including current portion):
9.5% senior Secured Notes, net of discount $ 848.5 -
Term Loan B due 2019, net of discount - 643.5
Global ABL Facility due 2017 409.6 706.9
Other 9.9 9.9
Total Debt $ 1,268.0 $ 1,360.3
Total Equity $ 1,187.8 1,127.7
Total Capitalization $ 2,455.8 $ 2,488.0
1
Pro forma for refinancing of senior secured notes with new term loan.
330bps
Interest Cost Savings Since IPO
31-Dec-2011 30-Sep-2012
Balance Coupon Balance Coupon
9.5% Notes $ 1,050 9.50% Term Loan B $ 650 6.25%
North American ABL 456 2.00% Global ABL 708 1.75%
International Debt 39 6.09%
Total Funded Debt $ 1,545 Total Funded Debt $ 1,358
WACD 7.20% WACD 3.90%
Implied Cash Interest Cost
1
$ 111 Implied Cash Interest Cost
1
$ 53
1
1
Implied cash interest reflects annualized interest based on the year-end and current debt balances of $1,545 and
$1,358 and weighted average cost-of-debt of 7.20% and 3.9%, respectively.
1

December 6, 2012

Commentary - MRC hitting on
nearly “all cylinders”
•
Midstream is strongest and fastest growing
end market
•
Oil/NGL activity more than compensating for
more challenging upstream natural gas
trends
•
Chemical / industrial strong with refinery
outlook improving for 2013
•
Europe softer but strong Southeast Asia
activity
•
Global Shell contract is industry first and
reaffirmation of investment thesis
•
MRC believes it will continue to experience
above market growth
2011 2012
Sales $ 3,526 $ 4,264
21%
Adjusted gross profit 617 809
% Margin 17.5% 19.0%
Diluted EPS $   0.30 $   1.31
Adjusted EBITDA $    260 $    364
40%
% Margin 7.4% 8.5%
Full Year 2012 Outlook
Sales $5.55 to $5.68 billion
Adjusted Gross Profit 18.6% to 19.2% of sales
Adjusted EBITDA 8.4% to 8.7% of sales
Effective Tax Rate 35.5% to 36.5%
Capital Expenditures $26 to $27 million
Cash from Operations $125 - $150 million
YTD 9/30
Year Over Year Results
In millions, except per share data or where otherwise noted
Financial Update

December 6, 2012

Increasing MRC Shareholder Value
Growth Efficiency / Profitability
Organic Growth
Increase Returns on
Working Capital Investment
Optimize Cost of Capital
• North American shale activity
• Midstream infrastructure
• Downstream – refining turnaround
activity and resurgence in
petrochemical activity
• Australia – new PVF leadership
position
• Optimize inventory mix
• Global sourcing
• Focus on higher margin
products
• Target leverage at
2.0x – 3.0x
• Reduce overall cost
of debt
• International geographic extensions
• Valve & actuation
• North American region / shale bolt-ons
Revenue Growth:
Target 10% to 12% per year
Organic: 8% to 9%
Acquisitions: 2% to 3%
Adjusted EBITDA Margin Improvement
8.5 to 9.0%      in near term
9.0 to 9.5%      in mid term
10+%           in 5 years
Acquisitions